PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,3]	Douglas G. Ober [1]
Phyllis O. Bonanno [1,3]	John J. Roberts [1,3]
Daniel E. Emerson 2,[3]	Susan C. Schwab [2,4]
Thomas H. Lenagh [1,4]	Robert J.M. Wilson [1,2]
Kathleen T. McGahran [2,4]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/05)	$34.95
Net Asset Value (9/30/05)	$37.99
Discount:	8.0%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2005

From Investment Income	$0.31
From Net Realized Gains	0.08

Total	$0.39

2005 Dividend Payment Dates

March 1, 2005

June 1, 2005

September 1, 2005

December 27, 2005*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the audited financial statements of the Corporation for the nine months ended September 30, 2005. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at September 30, 2005 were $37.99 per share on 21,312,356 shares outstanding, compared with $28.16 per share at December 31, 2004 on 21,979,676 shares outstanding. On March 1, 2005, a distribution of $0.13 per share was paid, consisting of $0.06 from 2004 long-term capital gain, $0.02 from 2004 short-term capital gain, $0.03 from 2004 investment income and $0.02 from 2005 investment income, all taxable in 2005. Investment income dividends of $0.13 per share were paid on June 1, 2005 and September 1, 2005.

Net investment income for the nine months ended September 30, 2005 amounted to $6,057,328, compared with $6,912,160 for the same period in 2004. These earnings are equal to $0.28 and $0.32 per share on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2005 amounted to $21,517,676, the equivalent of $1.01 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its website (www.peteres.com). Also available at the website are a brief history of the Corporation, historical financial information, and other useful information. Further information regarding shareholder services is located on page 15 of this report.

It is with great sadness that we inform you that our director and former Chairman, W. David MacCallan, passed away on August 19. Mr. MacCallan was elected Chairman of the Board of the Corporation in 1971, and retired in 1991 while continuing to serve on the Board of Directors until his death. It was my great pleasure to work closely with Mr. MacCallan. His grasp of the nuances of the business of investing was rare in the industry and his loyalty to the Corporation and its shareholders was unswerving. We have lost a great leader and advisor. Our deepest sympathies go out to his immediate family as well as to his extended family.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the Corporation is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 19, 2005

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $305,540,183)	$773,858,381
Short-term investments (cost $35,359,031)	35,359,031
Securities lending collateral (cost $21,931,392)	21,931,392	$831,148,804
Cash		274,366
Receivables:
Investment securities sold		1,578,836
Dividends and interest		648,938
Prepaid pension cost		1,124,383
Prepaid expenses and other assets		480,194
Total Assets		835,255,521
Liabilities
Investment securities purchased		111,300
Open written option contracts at value (proceeds $401,598)		1,024,300
Obligations to return securities lending collateral		21,931,392
Accrued expenses		2,485,813
Total Liabilities		25,552,805
Net Assets		$809,702,716
Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,312,356 shares (includes 4,630 restricted shares and restricted stock units for 3,200 shares) (Note 6)		$21,312,356
Additional capital surplus		299,253,815
Undistributed net investment income		(79,269)
Undistributed net realized gain on investments		21,520,318
Unrealized appreciation on investments		467,695,496
Net Assets Applicable to Common Stock		$809,702,716
Net Asset Value Per Share of Common Stock		$37.99

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2005

(unaudited)

Investment Income
Income:
Dividends	$8,363,180
Interest and other income	993,046
Total Income	9,356,226
Expenses:
Investment research	1,559,552
Administration and operations	855,183
Directors’ fees	230,341
Reports and stockholder communications	139,199
Transfer agent, registrar and custodian expenses	117,439
Auditing and accounting services	63,145
Legal services	60,560
Occupancy and other office expenses	156,176
Travel, telephone and postage	50,103
Other	67,200
Total Expenses	3,298,898
Net Investment Income	6,057,328
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	21,517,676
Change in unrealized appreciation on investments	192,272,605
Net Gain on Investments	213,790,281
Change in Net Assets Resulting from Operations	$219,847,609

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2005	Year Ended December 31, 2004
	(unaudited)
From Operations:
Net investment income	$6,057,328	$8,924,453
Net realized gain on investments	21,517,676	18,979,327
Change in unrealized appreciation on investments	192,272,605	90,350,341
Change in net assets resulting from operations	219,847,609	118,254,121
Distributions to Stockholders from:
Net investment income	(6,723,881)	(9,536,803)
Net realized gain from investment transactions	(1,756,892)	(19,037,472)
Decrease in net assets from distributions	(8,480,773)	(28,574,275)
From Capital Share Transactions:
Value of shares issued in payment of distributions	—	9,629,174
Cost of shares purchased (Note 4)	(20,623,692)	(3,362,898)
Deferred compensation (Notes 4,6)	72,171	—
Change in net assets from capital share transactions	(20,551,521)	6,266,276
Total Increase in Net Assets	190,815,315	95,946,122

Net Assets:
Beginning of period	618,887,401	522,941,279
End of period (including undistributed net investment income of $(79,269) and $746,047, respectively)	$809,702,716	$618,887,401

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation’s investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation’s registration statement.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2005 was $340,869,391, and net unrealized appreciation aggregated $468,348,021, of which the related gross unrealized appreciation and depreciation were $473,122,258 and $4,774,237, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2005 were $51,916,315 and $63,163,350, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2005 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2005 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2004	1,550	$204,167	1,470	$167,283
Options written	6,130	744,472	3,550	356,616
Options terminated in closing purchase transactions	(1,210)	(157,175)	—	—
Options expired	(1,550)	(152,585)	(4,220)	(419,428)
Options exercised	(2,880)	(341,752)	—	—
Options outstanding, September 30, 2005	2,040	$297,127	800	$104,471

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2004, the Corporation issued 380,149 shares of its Common Stock at a price of $25.33 per share (the average market price on December 13, 2004) to stockholders of record on November 23, 2004 who elected to take stock in payment of the year-end distribution from 2004 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2005 and 2004 were as follows:

	Shares		Amount
	Nine months ended September 30, 2005	Year ended December 31, 2004	Nine months ended September 30, 2005	Year ended December 31, 2004
Shares issued in payment of dividends	—	380,149	$—	$9,629,174
Shares purchased (at a weighted average discount from net asset value of 8.0% and 8.0%, respectively)	(675,550)	(137,250)	(20,623,692)	(3,362,898)
Restricted shares/units granted under the equity incentive compensation plan	8,230	—	72,171	—
Net change	(667,320)	242,899	$(20,551,521)	$6,266,276

5.    RETIREMENT PLANS

The Corporation’s qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment. The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2005, the Corporation contributed $447,718 to the plans. The Corporation anticipates contributing additional amounts to the plans approximating $7,802 during the remainder of 2005.

The following table aggregates the components of the plans’ net periodic pension cost for the nine months ended September 30, 2005.

Service Cost	$138,876
Interest Cost	210,816
Expected return on plan assets	(208,119)
Amortization of prior service cost	41,185
Amortization of net loss	135,185
Net periodic pension cost	$317,943

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2005, the Corporation expensed contributions of $64,528. The Corporation does not provide postretirement medical benefits.

6.    STOCK-BASED COMPENSATION

The Stock Option Plan adopted in 1985 (“1985 Plan”) permits the issuance of stock options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporations’s Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised. With the adoption of the 2005 Equity Incentive Compensation Plan (“2005 Plan”) at the 2005 Annual Meeting, no further grants will be made under the 1985 Plan, although unexercised awards granted in 2004 and prior years remain outstanding.

A summary of option activity under the 1985 Plan as of September 30, 2005, and changes during the period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at January 1, 2005	128,543	$18.81
Exercised	(20,127)	16.29
Forfeited	—	—
Outstanding at September 30, 2005	108,416	$19.19	5.16
Exercisable at September 30, 2005	47,242	$19.05	4.79

The options outstanding as of September 30, 2005 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$14.00-$16.49	21,317	$14.44	1.33
$16.50-$18.99	32,301	17.53	0.33
0.33 $19.00-$21.49	23,057	20.84	3.94
$21.50-$24.00	31,741	22.87	3.03
Outstanding at September 30, 2005	108,416	$19.19	5.16

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

date through the date of settlement. The total compensation cost recognized for the nine months ended September 30, 2005 was $927,998.

The 2005 Plan permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock. Restricted stock was granted to key employees on April 27, 2005 at fair market value on that date, vesting over a three year period. Restricted stock units were granted to non-employee directors on April 27, 2005 at fair market value on that date and vest over a one year period. The total fair value of units that vested in 2005 was $12,500. The number of shares of Common Stock which remain available for future grants under the Plan at September 30, 2005 is 864,409 shares. The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations’s awards granted as of September 30, 2005, and changes during the period then ended is presented below:

Awards	Shares/ Units	Grant-Date Fair Value
Balance at January 1, 2005	—	—
Granted:
Restricted stock	4,630	$28.06
Restricted stock units	3,600	28.06
Vested	(400)	31.25
Forfeited	—	—
Balance at September 30, 2005	7,830	$28.06

Compensation costs resulting from restricted stock and restricted stock units granted under the 2005 Plan are recognized over the requisite service period based on the fair value of the awards on grant date. Any unearned compensation is included in “Undistributed net investment income” and is subsequently expensed as services are rendered. The fair value of restricted shares is based on the average of the high and low market price on the date an award is granted. The total compensation costs for restricted stock granted to employees for the nine months ended September 30, 2005 were $21,663. The total compensation costs for restricted stock units granted to non-employee directors under the 2005 Plan for the nine months ended September 30, 2005 were $50,508. As of September 30, 2005, there were $158,763 of total unrecognized compensation costs related to nonvested share-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.95 years.

7.    EXPENSES

The aggregate remuneration paid or accrued during the nine months ended September 30, 2005 to officers and directors amounted to $1,206,214, of which $230,341 was paid as fees to directors who were not officers.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2005, the Corporation had securities on loan of $21,424,366 and held collateral of $21,931,392, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. treasury bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	September 30, 2005		September 30, 2004		Year Ended December 31
					2004	2003	2002	2001	2000

Per Share Operating Performance

Net asset value, beginning of period	$28.16		$24.06		$24.06	$20.98	$24.90	$32.69	$26.32

Net investment income	0.28		0.32		0.41	0.38	0.42	0.49	0.37

Net realized gains and increase (decrease) in unrealized appreciation	9.86		3.89		5.05	3.89	(3.20)	(6.81)	7.67

Total from investment operations	10.14		4.21		5.46	4.27	(2.78)	(6.32)	8.04

Less distributions

Dividends from net investment income	(0.31)		(0.30)		(0.44)	(0.38)	(0.43)	(0.43)	(0.39)

Distributions from net realized gains	(0.08)		(0.09)		(0.88)	(0.81)	(0.68)	(1.07)	(1.35)

Total distributions	(0.39)		(0.39)		(1.32)	(1.19)	(1.11)	(1.50)	(1.74)

Capital share repurchases	0.08		0.01		0.01	0.02	0.01	0.06	0.28

Reinvestment of distributions	—		—		(0.05)	(0.02)	(0.04)	(0.03)	(0.21)

Total capital share transactions	0.08		0.01		(0.04)	0.00	(0.03)	0.03	0.07

Net asset value, end of period	$37.99		$27.89		$28.16	$24.06	$20.98	$24.90	$32.69

Per share market price, end of period	$34.95		$26.34		$25.78	$23.74	$19.18	$23.46	$27.31

Total Investment Return

Based on market price	37.3%		12.7%		14.4%	30.8%	(13.7)%	(8.7)%	36.1%

Based on net asset value	36.6%		17.8%		23.3%	21.2%	(11.1)%	(19.0)%	33.1%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$809,703		$603,473		$618,887	$522,941	$451,275	$526,492	$688,173

Ratio of expenses to average net assets	0.63%	†	0.56%	†	0.56%	0.74%	0.49%	0.35%	0.59%

Ratio of net investment income to average net assets	1.16%	†	1.67%	†	1.58%	1.75%	1.84%	1.67%	1.24%

Portfolio turnover	10.62%	†	12.36%	†	13.44%	10.20%	9.69%	6.74%	7.68%

Number of shares outstanding at end of period (in 000’s)	21,312		21,636		21,980	21,737	21,510	21,148	21,054

†Ratios	presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2005

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 95.6%

Energy — 85.8%
Internationals — 23.5%
BP plc ADR	600,000	$42,510,000
Chevron Corp.	635,000	41,103,550
Exxon Mobil Corp.	1,140,000	72,435,600
Royal Dutch Shell plc ADR	275,000	18,051,000
Total S.A. ADR	120,000	16,298,400

		190,398,550

Domestics — 11.6%
Alon USA Energy, Inc. (B)	6,000	144,900
Amerada Hess Corp.	65,000	8,937,500
ConocoPhillips	560,000	39,149,600
Holly Corp.	210,000	13,435,800
Kerr-McGee Corp.	107,647	10,453,600
Murphy Oil Corp.	256,400	12,786,668
Valero Energy Corp.	80,000	9,044,800

		93,952,868

Producers — 20.4%
Apache Corp.	177,000	13,313,940
Burlington Resources Inc.	246,800	20,069,776
Devon Energy Corp.	355,000	24,367,200
EOG Resources, Inc. (C)	345,000	25,840,500
Newfield Exploration Co. (B)	175,000	8,592,500
Noble Energy, Inc. (C)	430,000	20,167,000
Occidental Petroleum Corp.	200,000	17,086,000
Pioneer Natural Resources Co.	291,000	15,981,720
XTO Energy Inc.	435,000	19,714,200

		165,132,836

Distributors — 13.1%
AGL Resources Inc.	197,000	7,310,670
Duke Energy Corp. (C)	217,624	6,348,092
Energen Corp.	400,000	17,304,000
Equitable Resources Inc.	450,000	17,577,000
Keyspan Corp.	70,000	2,574,600
MDU Resources Group, Inc.	250,000	8,912,500
National Fuel Gas Co.	200,000	6,840,000
New Jersey Resources Corp.	223,800	10,290,325
Questar Corp.	200,000	17,624,000
Williams Companies, Inc.	450,000	11,272,500

		106,053,687

	Shares	Value (A)

Services — 17.2%
Baker Hughes, Inc.	130,000	$7,758,400
BJ Services Co.	740,000	26,632,600
GlobalSantaFe Corp.	290,000	13,229,800
Grant Prideco Inc. (B)	308,000	12,520,200
Nabors Industries Ltd. (B)	260,000	18,675,800
Noble Corp. (B)	185,000	12,665,100
Precision Drilling Corp. (B)	200,000	9,840,000
Schlumberger Ltd.	280,000	23,626,400
Weatherford International, Ltd. (B)	205,000	14,075,300

		139,023,600

Basic Industries — 9.8%
Basic Materials & Other — 9.4%
Air Products and Chemicals, Inc.	125,000	6,892,500
Aqua America, Inc.	315,000	11,976,300
Arch Coal Inc.	160,000	10,800,000
Consol Energy Inc.	158,700	12,104,049
du Pont (E.I.) de Nemours and Co.	157,500	6,169,275
General Electric Co.	454,800	15,313,116
Martin Marietta Materials, Inc.	60,000	4,707,600
Rohm & Haas Co.	200,000	8,226,000

		76,188,840

Paper & Forest Products — 0.4%
Smurfit-Stone Container Corp. (B)	300,000	3,108,000

Total Stocks And Convertible Securities (Cost $305,540,183) (D)		$773,858,381

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2005

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments — 4.3%

U.S. Government Obligations — 1.8%
U.S. Treasury Bills, 3.39%, due 11/17/05	$15,000,000	$14,933,613

Time Deposit — 0.0%
Brown Brothers Harriman & Co., 3.31%, due 10/3/05		58,355

Commercial Paper — 2.5%
American General Finance Corp., 3.76%, due 10/18/05	5,000,000	4,991,122
ChevronTexaco Funding Corp., 3.60-3.66%, due 10/4/05-10/11/05	5,900,000	5,897,513
General Electric Capital Corp., 3.78%, due 11/3/05	4,900,000	4,883,022
Toyota Motor Credit Corp., 3.70%, due 10/6/05-10/13/05	4,600,000	4,595,406

		20,367,063

Total Short-Term Investments (Cost—$35,359,031)		$35,359,031

Value (A)
Securities Lending Collateral — 2.7%
Brown Brothers Investment Trust, 3.75%, due 10/3/05	$21,931,392

Total Securities Lending Collateral (Cost—$21,931,392)	21,931,392

Total Investments — 102.6% (Cost—$362,830,606)	831,148,804
Cash, receivables, prepaid expenses and other assets, less liabilities — 2.6%	(21,446,088)

Net Assets — 100.0%	$809,702,716

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Presently non-dividend paying.
(C)	Some or all of these securities are on loan. See note 8 to financial statements.
(D)	The aggregate market value of stocks held in escrow at September 30, 2005 covering open call option contracts written was $16,195,940. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $5,050,000.

PORTFOLIO SUMMARY

September 30, 2005

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$72,435,600	8.9
BP plc ADR	42,510,000	5.3
Chevron Corp.	41,103,550	5.1
ConocoPhillips	39,149,600	4.8
BJ Services Co.	26,632,600	3.3
EOG Resources, Inc.	25,840,500	3.2
Devon Energy Corp.	24,367,200	3.0
Schlumberger Ltd.	23,626,400	2.9
Noble Energy, Inc.	20,167,000	2.5
Burlington Resources Inc.	20,069,776	2.5

Total	$335,902,226	41.5%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2005

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
100	EOG Resources, Inc.	$85	Jan	06	$(801)
150	EOG Resources, Inc.	70	Oct	05	(72,452)
100	EOG Resources, Inc.	70	Jan	06	(70,801)
100	Kerr-McGee Corp.	80	Oct	05	(152,301)
200	Kerr-McGee Corp.	95	Oct	05	(48,041)
200	Martin Marietta Materials, Inc.	70	Oct	05	(143,601)
40	Martin Marietta Materials, Inc.	75	Oct	05	(9,320)
100	Martin Marietta Materials, Inc.	75	Jan	06	(60,300)
200	Murphy Oil Corp.	60	Oct	05	7,700
250	Pioneer Natural Resources Co.	50	Dec	05	(146,001)
250	Royal Dutch Shell plc ADR	70	Jan	06	(8,251)
150	Schlumberger Ltd.	100	Jan	06	7,799
50	Total S.A. ADR	135	Oct	05	(3,351)
100	Total S.A. ADR	140	Oct	05	2,699
50	Total S.A. ADR	140	Nov	05	(4,150)

2,040					(701,172)

COLLATERALIZED PUTS
200	Exxon Mobil Corp.	50	Oct	05	24,398
150	Exxon Mobil Corp.	55	Oct	05	16,800
150	Exxon Mobil Corp.	55	Jan	06	15,299
100	Martin Marietta Materials, Inc.	65	Jan	06	7,949
100	Valero Energy Corp.	90	Oct	05	8,825
100	Valero Energy Corp.	85	Dec	05	5,199

800					78,470

					$(622,702)

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2005

(unaudited)

	Shares
	Additions		Reductions		Held September 30, 2005
Alon USA Energy, Inc.	6,000				6,000
Arch Coal Inc.	70,000				160,000
BJ Services Co.	370,000	(1)			740,000
Equitable Resources Inc.	225,000	(1)			450,000
Newfield Exploration Co.	5,000				175,000
Noble Energy, Inc.	215,000	(1)			430,000
Valero Energy Corp.	80,000				80,000
Royal Dutch Shell plc ADR	385,000	(2)	110,000		275,000
XTO Energy Inc.	6,667				435,000
AGL Resources Inc.			53,000		197,000
Amerada Hess Corp.			10,000		65,000
duPont (E.I.) de Nemours and Co.			17,500		157,500
EOG Resources, Inc.			15,000		345,000
Holly Corp.			15,000		210,000
Kerr-McGee Corp.			10,000		107,647
Martin Marietta Materials, Inc.			10,400		60,000
Murphy Oil Corp.			20,000		256,400
New Jersey Resources Corp.			53,700		223,800
Royal Dutch Petroleum Co. ADR			385,000	(2)	—

(1) By stock split.
(2) By conversion.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*	Distributions from Net Realized Gains per Share*
1995	$401,404,971	19,109,075	$21.01	$.58	$.81
1996	484,588,990	19,598,729	24.73	.55	.88
1997	556,452,549	20,134,181	27.64	.51	1.04
1998	474,821,118	20,762,063	22.87	.52	1.01
1999	565,075,001	21,471,270	26.32	.48	1.07
2000	688,172,867	21,053,644	32.69	.39	1.35
2001	526,491,798	21,147,563	24.90	.43	1.07
2002	451,275,463	21,510,067	20.98	.43	.68
2003	522,941,279	21,736,777	24.06	.38	.81
2004	618,887,401	21,979,676	28.16	.44	.88
September 30, 2005 (unaudited)	809,702,716	21,312,356	37.99	.31	.08

*	Prior years have been adjusted to reflect the 3-for-2 stock split effected in October 2000.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Common Stock

Listed on the New York Stock Exchange

and the Pacific Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends**
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Shareholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269

Website: www.InvestPower.com

E-mail: info@InvestPower.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.